Debtor:	Bank of New England Corporation
Case No:	91-10126
Trustee:	Ben Branch


	STATEMENT OF CASH ON HAND
	AND SHORT-TERM  INVESTMENTS
 	31-Mar-09


Citizens Bank of Massachusetts
   checking account  #110790-092-9		$812.90

Wells Fargo Bank		$0.00
     (held in escrow at Andrews & Kurth LLP BNEC Trust Account)

Citizens Bank of Massachusetts Series Government Fund
     (a mutual fund) 		"25,147.31"

Short-Term investments
    (see attached schedule)		"101,126,467.85"


Cash on hand and short-term investments		"101,152,428.06"









Total cash on hand and
 short-term investments		"$101,152,428.06"